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               COLUMBIA/HCA HEALTHCARE CORPORATION

          SUBSIDIARY-PARTNERSHIP LIST/HOSPITAL AND OTHER

                              PART I


ALABAMA

     Columbia/HCA Montgomery Healthcare System, Inc.

     East Montgomery Medical Center, Inc.

     Florence Hospital, Inc.

     Galen Medical Corporation - Doing Business As:

          Florence Hospital (Florence, AL)
          Medical Center Enterprise (Enterprise, AL)
          Medical Center Hospital (Huntsville, AL)
          Medical Center Shoals (Muscle Shoals, AL)
          Montgomery Regional Medical Center (Montgomery, AL)
          Northwest Medical Center (Russellville, AL)

          Colonial Manor Professional Building
          Montgomery Regional Medical Center Allied Health Institutes Shoals Medical Building

     HCA Health Services of Alabama, Inc.

     Medical Center Shoals, Inc.

     Montgomery Regional Medical Center, Inc.

     North Alabama Healthcare System, Inc.

     Northwest Regional Hospital, Inc.

ARKANSAS

     HCA Health Services of Arkansas, Inc.

     HCA Health Services of Midwest, Inc. - Doing Business As:

          Doctors Hospital (Little Rock, AR)

 ARIZONA

     Galen of Arizona, Inc. - Doing Business As:

          Healthwest Regional Medical Center (Phoenix, AZ)
          Paradise Valley Hospital (Phoenix, AZ)

          Doctors Medical Plaza South (Phoenix, AZ)

     HCA Health Services of Arizona, Inc.

     Paradise Valley Psychiatric Services, Inc.

CALIFORNIA

     Galen-Soch, Inc.

     HCA Allied Health Services of San Diego, Inc.

     HCA Health Services of California, Inc.

     HCA Hospital Services of San Diego, Inc.

     Hospital Corporation of California

     Huntington Intercommunity Hospital - Doing Business As:

          Huntington Beach Medical Center (Huntington Beach, CA)

          Huntington Beach Diagnostics Imaging Center

     LE Corporation - Doing Business As:

          The Oaks Retirement Center (Pasadena, CA)

     Las Encinas Hospital - Doing Business As:

          Las Encinas Hospital (Pasadena, CA)

     Los Robles Regional Medical Center - Doing Business As:

          Los Robles Regional Medical Center - (Thousand Oaks, CA)

     Psychiatric Company of California, Inc.

     SLCO, Inc. - Doing Business As:

          San Leandro Hospital (San Leandro, CA)

     Sutter Corporation *

     West Anaheim Community Hospital - Doing Business As:

          West Anaheim Medical Center (Anaheim, CA)

     West Hills Hospital - Doing Business As:

          West Hills Regional Medical Center (Canoga Park, CA)

     Westminster Community Hospital

COLORADO

     Columbine Psychiatric Center, Inc. - Doing Business As:

          Columbine Psychiatric Center (Littleton, CO)

     Galen of Aurora, Inc. - Doing Business As:

          Aurora Regional Medical Center (Aurora, CO)

          Aurora Physicians Building

     HCA Health Services of Colorado, Inc.

     Health Care Indemnity, Inc. *

     MOVCO, Inc.

DELAWARE

     American Medicorp Development Co. * - Doing Business As:

          Columbia County Medical Plaza (GA)
          Cypress Medical Office Building (FL)
          Doctors Medical Plaza-North (Phoenix, AZ)
          East Ridge Doctors Building (TN)
          East Ridge Professional Building (TN)
          Enterprise Medical Plaza (Huntsville, AL)
          Sunrise Medical Tower I (3201 S. Maryland Parkway) (NV)
          Sunrise Medical Tower II (3121 S. Maryland Parkway) (NV)

     CHC Finance Co.

     CHC Holdings, Inc.

     Columbia/HCA Healthcare Corporation * - Doing Business As:

          Healthcare Symposium (KY)


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DELAWARE (Cont.)

     Columbia Hospital Corporation - Delaware

     Columbia Hospital Corporation of Fort Worth *

     Columbia Hospital Corporation of Houston *

     Delaware Psychiatric Company, Inc. - Doing Business As:

          Rockford Center (Newark, DE)

     Doctors Hospital of Augusta, Inc. * - Doing Business As:

          Augusta Regional Medical Center (Augusta, GA)
          Augusta Diagnostic Associates (Augusta, GA)

     Edison Homes-Southeast, Inc. *

     Extendicare Properties, Inc. *

     Galen BH, Inc. *

     Galendeco, Inc. *

     Galen Health Care, Inc. * - Doing Business As:

          North Suburban Medical Center (Thornton, CO)

          Southwest Hospital (Louisville, KY)

          Southwest Medical Plaza (Louisville, KY)
          San Leandro Medical Center Professional Building (San Leandro, CA)

     Galen Health Institutes, Inc. * - Doing Business As:

          The Health Institute of Louisville (Louisville, KY)
          The Health Institute of San Antonio (San Antonio, TX)
          The Health Institute of Tampa Bay (Tampa Bay, FL)

     Galen Hospital Alaska, Inc. *

          Alaska Regional Hospital (Anchorage, AK)

     Galen Hospital Corporation, Inc. * - Doing Business As:

          Clear Lake Regional Medical Center (Webster, TX)
          San Antonio Regional Hospital (San Antonio, TX)
          Village Oaks Medical Center (San Antonio, TX)
          Women's and Children's Hospital (San Antonio, TX)


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DELAWARE (Cont.)

          The Women's Hospital - Indianapolis (Indianapolis, IN)

          Bandera Medical Clinic (Bandera, TX)
          Floresville Medical Clinic (Floresville, TX)
          McQueeney Medical Clinic (McQueeney, TX)

          Southwest Fertility Institute (San Antonio, TX)
          The Woman's Place (San Antonio, TX)

     HCA - Hospital Corporation of America

     HCA Health Alliance, Inc.

     HCA Health Services of Midwest, Inc.

     HCA Holding Corporation

     HCA International, Inc.

     HCA Investments, Inc.

     HCA Psychiatric Company

     HCA, Inc.

     Health Services (Delaware), Inc.

     Health Services Acquisition Corp.

     H.H.U.K., Inc.

     Healthcare Technology Assessment Corporation

     Lakeland Manor, Inc.

     Managed Prescription Network, Inc.

     Medical Specialties, Inc. * - Doing Business As:

          Argyle Family Practice Center (FL)
          Columbia County Urgent Care Center (GA)
          Coral Springs Family Medicine (FL)
          Park Medical Center (FL)
          Parkway Medical Associates (FL)
          West Augusta Imaging Center (GA)
          West Augusta Radiation Oncology Center (GA)

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     Mobile Corps., Inc. *

     PMM, Inc. * - Doing Business As:

          Augusta Womens Medical Group (Augusta, GA)
          Plum Creek Medical Corporation (Aurora, CO)

     Primary Medical Management, Inc. * - Doing Business As:

          Agoura Hills Medical Group (Los Angeles County, CA)
          Biltmore Women's Health Center (Phoenix, AZ)
          Saguaro Medical Center (Scottsdale, AZ)
          The Carrollton Center for Family Health Care (Carrollton, TX) Westlake Women's Health Management Center (West Lakes Village, CA)

     South Florida Lithotripter Associates, L.P. (See Partnership Section)

     Suburban Medical Center at Hoffman Estates, Inc. * - Doing Business As:

          Hoffman Estates Medical Center (Hoffman Estates, IL)

     Sun Bay Medical Office Building, Inc. *

FLORIDA

     Bay Hospital, Inc. - Doing Business As:

          Gulf Coast Hospital (Panama City, FL)

     Broward Healthcare System, Inc.

     Cedarcare, Inc.

     Cedars BTW Program, Inc.

     Cedars Health Care Group, Ltd. (See Partnership Section)

          Cedars Medical Center (Miami, FL) (Victoria Pavilion is a division of this hospital)

     Central Florida Regional Hospital, Inc. - Doing Business As:

          Central Florida Regional Hospital (Sanford, FL)

     Charlotte Community Hospital, Inc. *

     Collier County Home Health Agency, Inc. - Doing Business As:

          Able Care

     Columbia Hospital Corporation of Central Miami

     Columbia Hospital Corporation of Kendall

     Columbia Hospital Corporation of Miami

     Columbia Hospital Corporation of Miami Beach

     Columbia Hospital Corporation of North Miami Beach



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FLORIDA (Cont.)

     Columbia Hospital Corporation of South Broward - Doing Business As:

          Westside Regional Medical Center (Plantation, FL)

     Columbia Hospital Corporation of South Dade

     Columbia Hospital Corporation of South Florida

     Columbia Hospital Corporation of South Miami

     Columbia Hospital Corporation of Tamarac

     Columbia Hospital Corporation-SMM

     Columbia Park Healthcare System, Inc.

     Community Hospital of the Palm Beaches, Inc. - Doing Business As:

          Palm Beaches Medical Center (West Palm Beach, FL)
          The Arthritis Center at Palm Beaches Medical Center (West Palm
            Beach, FL)

     Community Hospitals of Galen, Inc. - Doing Business As:

          Pompano Beach Medical Center (Pompano Beach, FL)

     Coral Springs Surgi-Center, Ltd. (See Partnership Section)

          Outpatient Surgery Center at Coral Springs (Coral Springs, FL)

     DBPCO, Inc.

     Daytona Medical Center, Inc. - Doing Business As:

          NSB Medical Associates

     Deering Hospital, Inc.

     Deering Marketing and Communication Services, Inc.

     Doctors Osteopathic Medical Center, Inc.

          Gulf Coast Hospital (Ft. Myers, FL)

     Englewood Community Hospital, Inc.

          Englewood Community Hospital (Englewood, FL)

     Fawcett Memorial Hospital, Inc. *

          Fawcett Memorial Hospital (Port Charlotte, FL)

     Florida Home Health Services-Private Care, Inc.


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FLORIDA (Cont.)

     Florida Medical Collection Services, Inc.

     Florida Psychiatric Company, Inc.

     Galencare, Inc. - Doing Business As:

          Brandon Hospital (Brandon, FL)
          Destin Hospital (Destin, FL)
          Northside Hospital (St. Petersburg, FL)
          West Central Florida-Shared Services (St. Petersburg, FL)

     Galen Hospital-Pembroke Pines, Inc. - Doing Business As:

          Pembroke Pines Hospital (Pembroke Pines, FL)

          P & L Associates (Limited Partnership) (Pembroke Pines, FL)

     Galen of Florida, Inc. - Doing Business As:

          Dade City Hospital (Dade City, FL)
          Daytona Medical Center (Daytona Beach, FL)
          Fort Walton Beach Medical Center (Ft. Walton Beach, FL)
          Orange Park Medical Center (Orange Park, FL)
          Osceola Regional Hospital (Kissimmee, FL)
          St. Petersburg General Hospital (St. Petersburg, FL)

          Bushnell Family Practice Center (Bushnell, FL)
          Dade City Professional Building (Dade City, FL)
          Normandy Manor Transitional Living Facility (Orlando, FL)

     Grant Center Hospital of Ocala, Inc.

     HCA Development Corporation of Florida

     HCA Family Care Center, Inc.

     HCA Health Services of Florida, Inc. - Doing Business As:

          Bayonet Point/Hudson Medical Center (Hudson, FL)
          L.W. Blake Hospital (Bradenton, FL)
          Medical Center of Port St. Lucie (Port St. Lucie, FL)
          North Florida Regional Medical Center (Gainesville, FL)
          Northwest Regional Hospital (Margate, FL)
          Oak Hill Hospital (Spring Hill, FL)

     HCA Healthcare - Florida, Inc.

     HCA of Florida, Inc.

     HCA Physician Services of Tamarac, Inc.

     HSCO, Inc.

     Kendall Healthcare Group, Ltd. (See Partnership Section)

          Kendall Regional Medical Center (Miami, FL)

          First Health Center (Miami, FL)
          Kendall Therapy Center (Miami, FL)

     Kendall Therapy Center, Ltd. (See Partnership Section)

     Lake Forest Utilities, Inc.

     Largo Medical Center, Inc. - Doing Business As:

          Medical Center Hospital - Largo, FL (Largo, FL)

     Lawnwood Medical Center, Inc. - Doing Business As:

          Harbour Shores Hospital of Lawnwood (Ft. Pierce, FL)
          Lawnwood Regional Medical Center (Ft. Pierce, FL)

     Lucerne Medical Center, Inc. - Doing Business As:

          Lucerne Medical Center (Orlando, FL)

     M & M of Ocala, Inc.

     Marion Community Hospital, Inc. - Doing Business As:

          Marion Community Hospital (Ocala, FL)

     Medical Park Diagnostic Multicenter, Ltd. (See Partnership Section)

          Medical Park Diagnostic Center (Miami, FL)

     MedPlan, Inc.

     Miami Beach Healthcare Group, Ltd. (See Partnership Section)

          Aventura Hospital and Medical Center (Miami, FL)
          Miami Heart Institute-North (Miami Beach, FL)
          Miami Heart Institute-South (Miami Beach, FL)

     Naples Rehabilitative Services, Inc.

          Naples Rehab Center (Naples, FL)

     New Port Richey Hospital, Inc. - Doing Business As:

          New Port Richey Hospital (New Port Richey, FL)


     North Florida Immediate Care Center, Inc.

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FLORIDA (Cont.)

     North Miami Beach Surgical Center, Inc. (See Partnership Section)

          North Miami Beach Surgical Center (North Miami Beach, FL)

     Northwest Regional Hospital, Inc.

     Northwest Regional Investment, Inc.

     Oak Hill Acquisition, Inc.

     Okaloosa Hospital, Inc. - Doing Business As:

          Twin Cities Hospital (Niceville, FL)

     Okeechobee Hospital, Inc. - Doing Business As:

          Raulerson Hospital (Okeechobee, FL)

     Orlando Depression Center, Inc.

          Orlando Depression Center (Orlando, FL)

     Osceola Regional Hospital, Inc. - Doing Business As:

          TRICO Home Health Agency

     Palm Beach Healthcare System, Inc.

     Premier Tropic Staffing, Inc.

     Pulmonary Care Services, Inc.

     Putnam Hospital, Inc. - Doing Business As:

          Putnam Community Hospital (Palatka, FL)

     Rehabilitative Health Services, Inc.

     Sarasota Doctors Hospital, Inc.

     South Broward Healthcare Group, Ltd (See Partnership Section)

     South Dade Healthcare Group, Ltd. (See Partnership Section)

          Deering Hospital (Miami, FL)
          Grant Center of Deering (Ft. Myers, FL)

     Southwest Florida Health System, Inc.

     Southwest Florida Magnetic Imaging Services, Inc.

     Southwest Florida Regional Medical Center, Inc.

          Southwest Florida Regional Medical Center (Fort Myers, FL)

     Systems Medical Management, Inc.

          The Health Advantage Network (Orlando, FL)

     Surgical Park Center, Ltd. (See Partnership Section)

          Radial Keratomy Institute of Surgical Park
          Surgical Park Center (Miami, FL)

     TSI Investments, Inc.

     Tallahassee Medical Center, Inc. - Doing Business As:

          Tallahassee Community Hospital (Tallahassee, FL)

     Tamarac Acquisition Corporation

     Tamarac Hospital Corporation, Inc.

     Turtle Creek of Florida Self-Insurance Trust

     University Hospital, Ltd. (See Partnership Section)

          University Hospital (Tamarac, FL)
          University Pavilion (Tamarac, FL)

     University Psychiatric Center, Inc.

     Volusia Healthcare Network, Inc.

     Victoria Hospital Partnership (See Partnership Section)

     West Florida Regional Medical Center, Inc. - Doing Business As:

          Okaloosa Cancer Care Center (Crestview, FL)
          West Florida Regional Medical Center (Pensacola, FL)

     West Lake Joint Venture Investments, Inc.

     Winter Park Healthcare Group, Ltd. (See Partnership Section) - Doing Business As:

          Winter Park Memorial Hospital

GEORGIA

     CMC Ventures, Inc.

     Coliseum Associates, Inc.

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GEORGIA (Cont.)

     Coliseum Park Hospital, Inc. - Doing Business As:

          Coliseum Medical Centers (Macon, GA)

     Dublin Community Hospital, Inc. - Doing Business As:

          Fairview Park Hospital (Dublin, GA)

     Georgia Psychiatric Company, Inc. - Doing Business As:

          Coliseum Psychiatric Hospital (Macon, GA)

     Gwinnett Community Hospital, Inc. - Doing Business As:

          Eastside Medical Center (Snellville, GA)

     HCA Health Services of Georgia, Inc. - Doing Business As:

          Hughston Sports Medicine Hospital (Columbus, GA)
          Northlake Regional Medical Center (Atlanta, GA)

     HCA Health Services of Gwinnett County, Inc.

     HCA Parkway Investments, Inc.

     Health Care Management Corporation

     Med Corp., Inc.

     MedFirst, Inc.

     Medical Center-West, Inc. - Doing Business As:

          Parkway Medical Center (Lithia Springs, GA)

     Palmyra Park Hospital, Inc. - Doing Business As:

          Palmyra Medical Centers (Albany, GA)

     Redmond Oncology Services, Inc.

     Redmond Park Health Services, Inc.

     Redmond Park Hospital, Inc. - Doing Business As:

          Redmond Regional Medical Center (Rome, GA)

     West Paces Ferry Hospital, Inc. - Doing Business As:

          West Paces Medical Center (Atlanta, GA)

     West Paces Services, Inc.



IDAHO

     HCA Health Services of Idaho, Inc.

     HCA of Idaho, Inc.

ILLINOIS

     Chicago Grant Hospital, Inc. - Doing Business As:

          Grant Hospital (*of Chicago)  *Pending

     Galen Hospital Illinois, Inc. - Doing Business As:

          Michael Reese Hospital and Medical Center (Chicago, IL) f/k/a HH-Michael Reese

          Michael Reese - North
          Michael Reese - One Day Surgery
          Michael Reese Sears Tower

     Galen of Illinois, Inc. - Doing Business As:

          Community Medical Plaza

     Illinois Psychiatric Hospital Company, Inc. - Doing Business As:

          Chicago Lakeshore Hospital (Chicago, IL)
          Riveredge Hospital (Forest Park, IL)
          Woodland Hospital (Hoffman Estates, IL)

     Smith Laboratories, Inc.

INDIANA

     BAMI-COL, Inc. *

     Basic American Medical, Inc. *

     F & E Community Developers of Florida, Inc. *

     Thomasville Hospital, Inc. *

IOWA

     HCA Health Services of Iowa, Inc.

KANSAS

     Galen of Kansas, Inc.* - Doing Business As:

          Independence Regional Health Center (Independence, MO)
          Overland Park Regional Medical Center (Overland Park, KS)

          Columbia School - Adult Day Care Center

     Galichia Laboratories, Inc.

     HCA Health Services of Kansas, Inc. - Doing Business As:

          Wesley Medical Center (Wichita, KS)

     OB-GYN Diagostics, Inc.

     Western Plains Regional Hospital, Inc. - Doing Business As:

          Western Plains Regional Hospital (Dodge City, KS)

KENTUCKY

     A. C. Medical, Inc.

     B.G. MRI, Inc.

     Frankfort Hospital, Inc. - Doing Business As:

          King's Daughters Memorial Hospital (Frankfort, KY)

     GALENCO, Inc.

     GSD, Inc. *

     Galen International Holdings, Inc.

     Galen of Kentucky, Inc. * - Doing Business As:

          Audubon Regional Medical Center (Louisville, KY)
          Lake Cumberland Regional Hospital (Somerset, KY)
            Cumberland
          Suburban Medical Center (Louisville, KY)

          Advanced Cardiovascular Institute
          Audubon Medical Plaza
          Lake Cumberland Home Health Agency
          Regional Hospital Services
          Suburban Medical Plaza

     Greenview Hospital, Inc. - Doing Business As:

          Greenview Hospital (Bowling Green, KY)

          Same Day Surgery (Bowling Green, KY)

     LACO, Inc.

     South Central Kentucky Corp.

     Subco of Kentucky, Inc.

     Tri-County Community Hospital, Inc. *
          (Owns the real property known as Miami Heart Institute-South, leases to Miami Beach Healthcare Group, Ltd.)

LOUISIANA

     Galen of Louisiana, Inc. - Doing Business As:

          Avoyelles Hospital (Marksville, LA)
          Oakdale Community Hospital (Oakdale, LA)
          Springhill Medical Center (Springhill, LA)
          Ville Platte Medical Center (Ville Platte, LA)

     HCA Health Services of Louisiana, Inc. - Doing Business As:

          North Monroe Hospital (Monroe, LA)

     HCA Highland Hospital, Inc. - Doing Business As:

          Highland Hospital (Shreveport, LA)

     Lake Area Medical Center, Inc.

     Lake Charles Surgery Center, Inc. - Doing Business As:

          Surgicare of Lake Charles

     Lakeside Associates, Inc.

     Louisiana Psychiatric Company, Inc. - Doing Business As:

          Cypress Hospital (Lafayette, LA)
          DePaul Hospital (New Orleans, LA)

     WGH, Inc. - Doing Business As:

          Winn Parish Medical Center (Winnfield, LA)

MISSISSIPPI

     Galen of Mississippi, Inc.

MISSOURI

     Business Health Services, Inc.

     Clinical Management Services, Inc.

     Clinical Specialities, Inc.

     Forum Springfield, Inc.

     HCA Health Services of Missouri, Inc.

     HEI Missouri, Inc. *

     HEI Sullivan, Inc.

     Kensington Care Services, Inc.

     M.W.A., Inc.

     Midwest Psychiatric Center, Inc. - Doing Business As:

          Research Psychiatric Center (Kansas City, MO)

     Oak Grove Medical Clinic, Inc.

     Precise Imaging, Inc.

     PRI-MED, Inc.

     Regional Multicare Group, Inc.

     Truman-Forest Pharmacy, Inc.

NEVADA

     CHC Venture Co.

     Columbia Hospital Corporation of West Houston *

     HCA Health Services of Nevada, Inc.

     National Care Services Corp. of Nevada - Doing Business As:

          Sunrise Diagnostic Center
          Sunrise Medical Tower III (3006 S. Maryland Parkway) (NV) Sunrise Medical Tower IV (3196 S. Maryland Parkway) (NV) Sunrise Professional Pharmacy

     Nevada Psychiatric Company, Inc.

     Sunrise Hospital - Doing Business As:

          Sunrise Hospital and Medical Center (Las Vegas, NV)

          Sunrise Children's Hospital (Las Vegas, NV)

NEW HAMPSHIRE

     HCA Health Services of New Hampshire, Inc. - Doing Business As:

          Parkland Medical Center (Derry, NH)
          Portsmouth Hospital (Portsmouth, NH)
          Portsmouth Pavilion (Portsmouth, NH)

     Regional Psychiatric Company, Inc.

NEW JERSEY

     HCA Health Services of New Jersey, Inc.

 NEW MEXICO

     Guadalupe Medical Center, Inc. - Doing Business As:

          Guadalupe Medical Center (Carlsbad, NM)

     HCA Health Services of New Mexico, Inc.

     Hobbs Community Hospital, Inc. - Doing Business As:

          Lea Regional Hospital (Hobbs, NM)

     New Mexico Psychiatric Company, Inc. - Doing Business As:

          Heights Psychiatric Hospital (Albuquerque, NM)

NORTH CAROLINA

     Cumberland Medical Center, Inc. - Doing Business As:

          Highsmith-Rainey Memorial Hospital (Fayetteville, NC)

     Galen of North Carolina, Inc.

     HCA-Raleigh Community Hospital, Inc. - Doing Business As:

          Raleigh Community Hospital (Raleigh, NC)

     Raleigh Community Physical Therapy & Sports Medicine Center

     Wake Psychiatric Hospital, Inc. - Doing Business As:

          Holly Hill Hospital (Raleigh, NC)

OKLAHOMA

     HCA Affiliated Services of Oklahoma, Inc.

     HCA Health Services of Oklahoma, Inc. - Doing Business As:

          Presbyterian Hospital (Oklahoma City, OK)
          St. Mary's Hospital (Enid, OK)

OREGON

     HCA of Oregon, Inc.

PENNSYLVANIA

     Basic American Medical Equipment Company, Inc. *

RHODE ISLAND

     HCA Health Services of Rhode Island, Inc.

 SOUTH CAROLINA

     Aiken Community Hospital, Inc. - Doing Business As:

          Aiken Regional Medical Center (Aiken, SC)
          The Aurora Pavilion (Aiken, SC)

     Aiken Health Services

     HCA Healthcare - South Carolina, Inc.

     HCA South Carolina Health Services, Inc.

     Low Country Health Services, Inc. of the Southeast

     Myrtle Beach Hospital, Inc. - Doing Business As:

          Grand Strand General Hospital (Myrtle Beach, SC)

     North Trident Regional Hospital, Inc. - Doing Business As:

          Trident Regional Medical Center (Charleston, SC)

TENNESSEE

     Athens Community Hospital, Inc. - Doing Business As:

          Athens Community Hospital (Athens, TN)

     Chattanooga Healthcare Network, Inc.

     Community and Occupational Health Services, Inc.

     Diagnostic Center Hospital Corporation

     Galen of Tennessee, Inc. - Doing Business As:

          East Ridge Hospital (East Ridge, TN)

     General Care Corp. - Doing Business As:

          Regional Hospital of Jackson (Jackson, TN)

     HCA Capital Corporation

     HCA Crossroads Residential Centers, Inc.

     HCA Development Company, Inc.

     HCA Donelson Investments, Inc.

     HCA Finance, Inc.

     HCA Health Services of Tennessee, Inc. - Doing Business As:

          Centennial Medical Center at West Side Hospital (Nashville, TN) Centennial Medical Center at Park View (Nashville, TN)
          Centennial Medical Center/Parthenon Pavilion (Nashville, TN) Donelson Hospital (Nashville, TN)
          Smyrna Medical Center (Smyrna, TN)
          Southern Hills Medical Center (Nashville, TN)

     HCA Home and Clinical Services, Inc.

     HCA Information Services, Inc.

     HCA International Company

     HCA Medical Services, Inc.

     HCA Physician Services, Inc.

     HCA Properties, Inc.

     HCA Psychiatric Company

     HCA Realty, Inc.

     HCA Southern Hills Investments, Inc.

     Health Enterprises, Inc.

     Hospital Capital Corporation

     Hospital Corporation of Tennessee - Doing Business As:

          Volunteer General Hospital (Martin, TN)

     Hospital Realty Corporation

     Indian Path Hospital, Inc. - Doing Business As:

          Indian Path Medical Center (Kingsport, TN)

     IPH, Inc.

     Judy's Foods, Inc.

     Medical Equipment Management Corp.

     Nashville Healthcare Network, Inc.

     Nashville Healthcare Properties, Inc.

     Nashville Psychiatric Company, Inc.

     Park Plaza Realty, Inc.

     Parkridge Hospital, Inc. - Doing Business As:

          Parkridge Medical Center (Chattanooga, TN)

     Parthenon Financial Services, Inc.

     Parthenon Insurance Company

     Parthenon Travel Services, Inc.

     TCPN, Inc.

     Tennessee Psychiatric Company, Inc. - Doing Business As:

          Indian Path Pavilion (Kingsport, TN)

     The Center for Health Services, Inc.

     Valley Psychiatric Hospital Corporation - Doing Business As:

          Valley Psychiatric Hospital (Chattanooga, TN)

     Vanderbilt Child & Adolescent Psych. Hospital, Ltd - Doing Business As:

          Vanderbilt Child and Adolescent Psychiatric Hosp. (Nashville, TN)

     WDC, Inc.

TEXAS

     Arlington Diagnostic South, Inc.

     BMSH, Inc.

     Bay Area Healthcare Group, Ltd. (See Partnership Section)

          Bay Area Medical Center (Corpus Christi, TX)
          Bayview Hospital (Corpus Christi, TX)
          Doctors Regional Medical Center (Corpus Christi, TX)

     Beaumont Hospital, Inc. - Doing Business As:

          Beaumont Regional Medical Center (Beaumont, TX)

     Bellaire Imaging, Inc.

     Brazos Acquisition Corp.

     CHC Management, Ltd. (See Partnership Section)

     CHC Payroll Corporation*

     CHC Realty Corporation

     CHC-DC, Inc.

     CHC-El Paso Corporation

     CHC-Miami Corporation

     CHC-Psychiatric Management Ltd. (See Partnership Section)

     Columbia/HCA San Antonio, Inc.

     Columbia Bay Area Realty, Ltd. (See Partnership Section)

     Columbia Hospital Corporation At The Medical Center

     Columbia Hospital Corporation of Arlington

     Columbia Hospital Corporation of Bay Area

     Columbia Hospital Corporation of Beaumont

     Columbia Hospital Corporation of Corpus Christi

     Columbia Hospital Securities Corporation *

     Columbia Hospital-Arlington (WC), Ltd. (See Partnership Section)

     Columbia Hospital-El Pasco, Ltd. (See Partnership Section)

     Columbia Hospital-Miami, Ltd. (See Partnership Section)

     Columbia Hospital-Tarmarac, Ltd. (See Partnership Section)

     Columbia Psychiatric Management Co.

     Corpus Christi Healthcare Group, Ltd. (See Partnership Section)

     Doctors Hospital of Corpus Christi, Inc.

     E.P. Physical Therapy Centers, Inc.

     El Paso Healthcare Systems, Ltd. (See Partnership Section)

          Columbia Behavioral Center (El Paso, TX)
          Columbia Medical Center-East (El Paso, TX)
          Columbia Medical Center-West (El Paso, TX)

          Columbia Back Institute (El Paso, TX)
          Columbia Diagnostic Centers (El Paso, TX)
          Columbia Healthcare System (El Paso, TX)
          Columbia LifeCare Center (El Paso, TX)
          Columbia Regional Oncology Center (El Paso, TX)

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TEXAS (Cont.)

     El Paso Pathology Group, P.A.

     El Paso Physical Therapy Center, Ltd. (See Partnership Section)

          Columbia Physical Therapy Center (El Paso, TX) (2 facilities)

     Fort Worth Investments, Inc.

     Fort Worth Medical Plaza, Inc. - Doing Business As:

          Medical Plaza Hospital (Ft. Worth, TX)

     Galen Hospital of Baytown, Inc.

     Galen Hospitals of Texas, Inc. - Doing Business As:

          Abilene Regional Medical Center (Abilene, TX)
          Brazos Valley Medical Center (College Station, TX)
          Medical City Dallas Hospital (Dallas, TX)

          Abilene Heart & Vascular Institute
          Bryan Professional Building
          Brazos Valley Surgical Center
          Medical City Dallas - Ambulatory Surgery Center
          WellHealth Center
          West Texas Professional Building

     Golden Triangle Healthcare Group, Ltd. (See Partnership Section)

     Greater Houston Preferred Provider Option Inc. - Doing Business As:

          Greater Houston PPO (Operates out of Clear Lake Regional Medical
            Center)

     HCA Health Services of Texas, Inc. - Doing Business As:

          Denton Community Hospital (Denton, TX)
          HCA Lewisville Hospital (Lewisville, TX)
          HCA South Austin Medical Center (Austin, TX)
          Medical Center Hospital - Houston, TX (Houston, TX)
          North Hills Medical Center (North Richland Hills, TX)
          Rio Grande Regional Hospital (McAllen, TX)
          Spring Branch Medical Center (Houston, TX)
          West Houston Medical Center (Houston, TX)

          HCA Alliance Airport Clinic

     HCA-Arlington, Inc. - Doing Business As:

          HCA Arlington Medical Center (Arlington, TX)

     HCA Physician Services of North Texas, Inc.

     HCA Plano Imaging, Inc.

     HCA-Arlington, Inc.

     HEI Construction, Inc.

     HEI Orange, Inc.

     HEI Publishing, Inc.

     HEI Sealy, Inc.

     HSP of Texas, Inc. - Doing Business As:

          Medical Center of Plano (Plano, TX)

     Lockhart Acquisition Corp.

     MGH Medical, Inc. - Doing Business As:

          Metropolitan Hospital (San Antonio, TX)

          Metropolitan Transitional Care Unit (San Antonio, TX)

     Med Plus of El Paso, Inc.

     Medical Center Del Oro Hospital, Inc.

     Medical Software Integration Management, Inc. *

     Navarro Memorial Hospital, Inc. - Doing Business As:

          Navarro Regional Hospital (Corsicana, TX)

     Physicians MRI Services, Inc.

     Quantum/Belliare Imaging, Ltd. (See Partnership Section)

     Rio Grande Development Corp.

     Rio Grande Regional Investments, Inc.

     Rosewood Professional Office Building, Ltd. (See Partnership Section)

     San Antonio Regional Hospital, Inc.

     Silsbee Hospital, Inc.

          Silsbee Doctors Hospital (Silsbee, TX)

     Sun Towers/Vista Hills Holding Co.

     Texas Psychiatric Company, Inc. - Doing Business As:

          Beaumont Neurological Hospital (Beaumont, TX)

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TEXAS (Cont.)

     Village Oaks Medical Center, Inc.

     W & C Hospital, Inc.

     Waco Hospital Corp.

     West Houston ASC, Inc.

     West Houston Healthcare Group, Ltd. (See Partnership Section)

          Bellaire General Hospital (Houston, TX)
          Heights Hospital (Houston, TX)
          Rosewood Medical Center (Houston, TX)
          Sam Houston Memorial Hospital (Houston, TX)

          Champions Treatment Center (Houston, TX)

     Willow Creek Hospital, Ltd. (See Partnership Section)

     Women's Hospital of Texas, Inc. - Doing Business As:

          Women's Hospital of Texas (Houston, TX)

UTAH

     General Hospitals of Galen, Inc. * - Doing Business As:

          Cartersville Medical Center (Cartersville, GA)
          Davis Hospital and Medical Center (Layton, UT)
          Peachtree Regional Hospital (Newnan, GA)

          Peachtree Health and Fitness Center (Newnan, GA)

     HCA Health Services of Utah, Inc. - Doing Business As:

          St. Mark's Hospital (Salt Lake City, UT)

     St. Mark's Investments, Inc.

VIRGINIA

     Ambulatory Services Management Corp. of Chesterfield Co

     Brandermill Medical Ancillaries, Inc.

     Chicago Medical School Hospital, Inc. *

     Chippenham Hospital, Inc. - Doing Business As:

          Chippenham Hospital (Richmond, VA)
          Tucker Pavilion (Richmond, VA)

     Circle Terrace Hospital Corporation

     Galen-Med, Inc. * - Doing Business As:

          Clinch Valley Medical Center (Richlands, VA)
          East Montgomery Medical Center (Montgomery, AL)
          Lake Area Medical Center (Lake Charles, LA)
          Lakeland Medical Center (New Orleans, LA)

     Galen of Virginia, Inc. * - Doing Business As:

          University of Louisville Hospital (Louisville, KY)

     Galen Virginia Hospital Corporation

     HCA Ambulatory Surgery Investments, Inc.

     HCA Health Services of Norfolk, Inc.

     HCA Health Services of Portsmouth, Inc.

     HCA Health Services of Virginia, Inc. - Doing Business As:

          Henrico Doctors Hospital (Richmond, VA)
          Lewis-Gale Psychiatric Center (Salem, VA)
          Reston Hospital Center (Reston, VA)

     Health Resource Productions, Inc.

     Johnston-Willis Limited - Doing Business As:

          Johnston-Willis Hospital (Richmond, VA)

     Lewis-Gale Hospital, Inc. - Doing Business As:

          Lewis-Gale Hospital (Salem, VA)

     NOCO, Inc.


     Richmond West End Real Estate, Inc.

     Skipfor, Inc.

     United Ambulance Service, Inc.

     Virginia Psychiatric Company, Inc. - Doing Business As:

          Dominion Hospital (Falls Church, VA)
          Peninsula Hospital (Hampton, VA)
          Poplar Springs Hospital (Petersburg, VA)

WASHINGTON

     ACH, Inc.



WEST VIRGINIA

     Galen of West Virginia, Inc. * - Doing Business As:

          Greenbrier Valley Medical Center (Ronceverte, WV)
          St. Luke's Hospital (Bluefield, WV)

          Galen Shared Services (Mobile Lithotripter)

     HCA Health Services of West Virginia, Inc.

     HMC (WV), Inc.

     Hospital Corporation of America

     Raleigh General Hospital - Doing Business As:

          Raleigh General Hospital (Beckley, WV)

     Teays Valley Health Services, Inc. - Doing Business As:

          Putnam General Hospital (Hurricane, WV)

     Tri Cities Health Services Corp. - Doing Business As:

          River Park Hospital (Huntington, WV)

WISCONSIN

     Psychiatric Company of Dane County, Inc.

GRAND CAYMAN ISLANDS

     Partners & Affiliates Casualty Excess Ltd.

SWITZERLAND

     Societe Anonyme de l'Exploitation de l'Hopital de la Tour - Doing Business as:

          Hopital de la Tour

     Permanence de l'Hopital de la Tour S.A. - Doing Business As:

          Geneva Out-Patient Clinic

UNITED KINGDOM

     The Wellington Private Hospital Limited - with the following unincorporated division - Doing Business As:

          The Wellington Hospital